UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2010
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)
(419) 887-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of Dana Holding Corporation (“Dana”) appointed Joseph C. Muscari and Richard F. Wallman to serve on Dana’s Board of Directors effective May 18, 2010. Mr. Muscari will serve on Dana’s Compensation Committee. Mr. Wallman will serve as Chairman of the Audit Committee. On May 18, 2010, Dana issued a press release regarding this appointment. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

99.1	Press Release dated May 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: May 18, 2010	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 18, 2010

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